UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2021

BUSINESS FIRST BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Louisiana	333-200112	20-5340628
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Laurel Street, Suite 101 Baton Rouge, Louisiana		70801 (Zip Code)
(Address of principal executive offices)

(225) 248-7600
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	BFST	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01	Entry into a Material Definitive Agreement

On October 20, 2021, Business First Bancshares, Inc. (“BFST”), a Louisiana corporation and the parent holding company of b1BANK, and Texas Citizens Bancorp, Inc. (“TCBI”), a Texas corporation and the parent holding company of Texas Citizens Bank, National Association, entered into an Agreement and Plan of Reorganization (the “Reorganization Agreement”), pursuant to which TCBI will merge with and into BFST, with BFST being the surviving corporation (the “merger”). Immediately following the merger, Texas Citizens Bank, National Association, will merge with and into b1BANK, with b1BANK surviving the merger.

Under the terms of the Reorganization Agreement, each share of TCBI common stock issued and outstanding immediately prior to the effective time of the merger will be converted into the right to receive a number of shares of BFST common stock equal to 0.7038 plus cash in lieu of any fractional shares. In addition, at the effective time, each TBCI option that is then outstanding will automatically, by virtue of the merger and without any action by the option holder, cease to be outstanding. As consideration, TCBI option holders will receive fully-vested substitute options issued by BFST with economic terms intended to mirror those of the TCBI options. Based on Business First’s closing stock price of $25.30 as of October 19, 2021, the transaction is valued at approximately $52.9 million in the aggregate.

The Reorganization Agreement contains customary representations and warranties and covenants by BFST and TCBI.  Included among the covenants contained in the Reorganization Agreement is the obligation of TCBI not to solicit, initiate, encourage or otherwise facilitate any inquiries or other proposals related to, participate in any discussions or negotiations regarding or furnish any nonpublic information related to, any alternative business combination transaction, subject to certain exceptions.  In the event that TCBI receives an unsolicited proposal with respect to an alternative business combination transaction that its board of directors determines to be superior to the transaction with BFST, then BFST will have an opportunity to match the terms of such proposal, subject to certain requirements.

The assertions embodied in the representations and warranties contained in the Reorganization Agreement were made solely for purposes of the Reorganization Agreement and may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating terms.  Moreover, the representations and warranties are subject to contractual standards of materiality that may be different from what may be viewed as material to shareholders, and the representations and warranties may have been used to allocate risk between BFST and TCBI rather than establishing matters as facts.  For the foregoing reasons, no one should rely on such representations, warranties, covenants or other terms, provisions or conditions as statements of factual information regarding BFST or TCBI at the time they were made or otherwise.  The representations and warranties of the parties will not survive the closing.

The transaction is subject to customary closing conditions, including the receipt of regulatory approvals and approval of the merger by the shareholders of TCBI. The Reorganization Agreement also provides certain termination rights for both BFST and TCBI, and further provides that a termination fee of $2,000,000 will be payable by TCBI upon termination of the Reorganization Agreement under certain circumstances related to pursuit of an alternative business combination transaction.

The foregoing summary of the Reorganization Agreement is not complete and is qualified in its entirety by reference to the complete text of such document, which is filed as Exhibit 2.1 to this Current Report on Form 8-K.

The Reorganization Agreement has been unanimously approved by the boards of directors of each of BFST and TCBI, and the Reorganization Agreement has been executed and delivered by each of the parties.  Subject to the satisfaction of all closing conditions, including the receipt of all required regulatory and shareholder approvals from both BFST and TCBI, the merger is expected to be completed in the first quarter of 2022.  In connection with the execution of the Reorganization Agreement, the non-employee directors of TCBI and Texas Citizens Bank, National Association, entered into director support agreements which contain customary non-competition agreements, and the directors and senior executive officers of TCBI and Texas Citizens Bank, National Association entered into a voting agreement related to the transaction.  The non-competition agreements provide generally that the executing party will not solicit the former employees or customers of TCBI or Texas Citizens Bank, National Association, or otherwise engage in banking activities in competition with BFST, for a period of two years following the effective date of the merger, subject to certain exceptions.  The voting agreements generally provide that the executing party will vote his or her shares in favor of the Reorganization Agreement at any meeting of the TCBI shareholders called to consider such transaction(s).

Item 2.02.	Results of Operation and Financial Condition.

On October 21, 2021, BFST issued a press release announcing its consolidated financial results for the third quarter. The release also announced that the Board of Directors of BFST declared a dividend on October 20, 2021, in the amount of $0.12 to the shareholders of record of the company on November 15, 2021. The dividend is to be paid on November 30, 2021, or as soon as practicable thereafter. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. BFST is providing supplemental information relating to its consolidated financial results for the third quarter in the investor presentation attached hereto as Exhibit 99.3.

The information in this Item 2.02, including Exhibit 99.1 and Exhibit 99.3, is being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, unless specifically identified therein as being incorporated therein by reference.

Item 7.01	Regulation FD Disclosure

On October 21, 2021, BFST made available the supplemental information, a copy of which is attached hereto as Exhibit 99.3, relating to its press release announcing its consolidated financial results for the third quarter.

The information in this Item 7.01, including Exhibit 99.3, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, unless specifically identified therein as being incorporated therein by reference.

Item 8.01	Other Events

On October 21, 2021, BFST and TCBI issued a joint press release announcing the entry into the Reorganization Agreement. A copy of the joint press release is attached hereto as Exhibit 99.2. BFST is providing supplemental information relating to the merger in the investor presentation attached hereto as Exhibit 99.4.

Item 9.01	Financial Statements and Exhibits

(d) EXHIBITS

2.1	Agreement and Plan of Reorganization by and between Business First Bancshares, Inc. and TCBI Bancshares, Inc., dated October 20, 2021. †
99.1*	Business First Bancshares, Inc. Press Release dated October 21, 2021 announcing results of operations for the quarter ended September 30, 2021.
99.2	Joint Press Release of Business First Bancshares, Inc. and Texas Citizens Bancorp, Inc., dated October 21, 2021.
99.3*	Investor Presentation, dated October 21, 2021, for results of operations for the quarter ended September 30, 2021.
99.4	Investor Presentation, dated October 21, 2021, for supplemental information relating to the merger.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Furnished, not filed.
† Exhibits, schedules and similar attachments have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant will furnish supplementally a copy of any omitted schedules or similar attachment to the SEC upon request on a confidential basis.

Forward-Looking Statements

Statements in this report may not be based on historical facts and may be “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by reference to future period(s) or by the use of forward-looking terminology, such as “anticipate,” “estimate,” “expect,” “foresee,” “may,” “might,” “will,” “would,” “could” or “intend,” future or conditional verb tenses, and variations or negatives of such terms. These forward-looking statements include, without limitation, statements relating to (i) the expected impact of the proposed transaction between BFST and TCBI (the “Proposed Transaction”) on the combined entities’ operations, financial condition, and financial results, including the expected earn back period for the dilution resulting from the issuance of BFST common stock in the merger, (ii) expectations regarding the ability of BFST to successfully integrate the combined businesses, and (iii) the amount of cost savings and other benefits that are expected to be realized as a result of the Proposed Transaction. Readers are cautioned not to place undue reliance on the forward-looking statements contained in this report because actual results could differ materially from those indicated in such forward-looking statements due to a variety of factors. These factors, include, but are not limited to, the ability to obtain regulatory approvals and meet other closing conditions required to complete the Proposed Transaction, including necessary approvals by TCBI’s shareholders, on the expected terms and schedule, delay in closing the Proposed Transaction, difficulties and delays in integrating the TCBI businesses or fully realizing cost savings from and other anticipated benefits of the Proposed Transaction, business disruption during and following the Proposed Transaction, changes in interest rates and capital markets, inflation, customer acceptance of the combined business’s products and services, and other risk factors. Other relevant risk factors may be detailed from time to time in BFST’s reports and filings with the Securities and Exchange Commission (the “SEC”). All forward-looking statements, expressed or implied, included in this report are expressly qualified in their entirety by the cautionary statements contained or referred to herein. Any forward-looking statement speaks only as of the date of this report, and neither BFSTnor TCBI undertake any obligation, and each specifically declines any obligation, to revise or update these forward-looking statements, whether as a result of new information, future developments or otherwise.

Additional Information and Where to Find It

This report does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval with respect to the Proposed Transaction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, and no offer to sell or solicitation of an offer to buy shall be made in any jurisdiction in which such offer or solicitation would be unlawful.

In connection with the Proposed Transaction, BFST will file with the SEC a registration statement on Form S-4 (the “Registration Statement”) that will include a proxy statement of TCBI and a prospectus of BFST(the “Proxy Statement-Prospectus”), and BFST may file with the SEC other relevant documents concerning the Proposed Transaction. The definitive Proxy Statement-Prospectus will be mailed to the shareholders of TCBI. SHAREHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT-PROSPECTUS REGARDING THE PROPOSED TRANSACTION CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BY BFST, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Free copies of the Proxy Statement-Prospectus, as well as other filings containing information about BFST, may be obtained at the SEC’s Internet site (http://www.sec.gov), when they are filed by BFST. You will also be able to obtain these documents, when they are filed, free of charge, from BFST at www.b1bank.com. Copies of the Proxy Statement-Prospectus can also be obtained, when it becomes available, free of charge, by directing a request to Business First Bancshares, Inc., 500 Laurel Street, Suite 101, Baton Rouge, LA 70801, Attention: Corporate Secretary, Telephone: 225-248-7600 or to Texas Citizens Bancshares, Inc., 4949 Fairmont Parkway, Pasadena, TX 77505, Attention: Corporate Secretary, Telephone: (713) 948-5700.

Participants in the Solicitation

BFST, TCBI and certain of their directors, executive officers and employees may be deemed to be participants in the solicitation of proxies from the shareholders of TCBI in connection with the Proposed Transaction. Information about BFST’s directors and executive officers is available in its proxy statement for its 2021 annual meeting of shareholders, which was filed with the SEC on April 15, 2021.

Information regarding all of the persons who may, under the rules of the SEC, be deemed participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement-Prospectus pertaining to the Proposed Transaction and other relevant materials to be filed with the SEC when they become available. Free copies of these documents may be obtained as described in the preceding paragraph.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUSINESS FIRST BANCSHARES, INC.

By:	/s/ David R. Melville, III
Name:	David R. Melville, III
Title:	President and Chief Executive Officer

Date: October 21, 2021